114161664
19823111
Chase
6/29/2005
152
MI
$175,000.00
$38,911.79
N
-10.25%
$0.00
114163538
19812593
Chase
11/9/2005
22
CO
$225,000.00
$155,593.59
N
15.38%
$0.00
114165897
19787589
Chase
7/6/2005
7/14/2005
145
TX
$93,900.00
$79,950.52
N
-6.10%
$0.00
$74,000.00
114169055
19800481
Chase
11/14/2005
17
IN
$20,000.00
$54,400.00
N
-70.58%
$0.00
114170228
19806702
Chase
9/27/2005
64
OK
$128,000.00
$104,000.00
N
4.06%
$0.00
Summary:
12/15/2005 12:39:47 PM
RICHIE
The borrower file a bankruotcy action after the foreclosure sale but before the confirmation of sale was completed. Thereby halting the action. Relief has been granted, Chase is resuming the FC action, confirmation of sale pending'
114171572
19815646
Chase
8/24/2005
97
MI
$35,000.00
$72,770.67
N
-56.79%
$0.00
114206964
19787571
Chase
1/9/2005
322
CA
$279,900.00
$232,508.35
N
-4.30%
$0.00
Summary:
12/15/2005 12:40:06 PM
RICHIE
Borrower has entered into a payment plan, fc action halted prior to the foreclosure sale date of 01-09-06.
REO Report
Date: 12/15/2005 4:46:38 PM Deal Number: SASCO 2005-NC1 Report As of: 11/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln
Nbr
Loan Number
Servicer Name
Originator
Tfr Dt
Listed Dt
Days in
Inventory
State
CV
UPB
Val Dt
Val Meth
Eviction
Required
Evict Start Dt
Evict Cmp Dt
Days in
Eviction
State Avg
Insurance
In Place
BPO Var. %
EXPENSES
Actual
Projected
List Price
Sales Price
Contract Date
Closing Date
Page 1 of 3 (18 records returned)

114207905
19784941
Chase
8/18/2005
9/23/2005
103
MS
$35,000.00
$55,169.21
Y
8/22/2005
99
-49.27%
$0.00
$44,900.00
114208283
19797349
Chase
11/4/2005
11/18/2005
27
CA
$420,000.00
$77,903.11
N
7.69%
$0.00
$425,000.00
114208440
19791235
Chase
7/29/2005
122
MI
$79,900.00
$87,898.37
N
-28.66%
$0.00
114215387
19824754
Chase
11/28/2005
3
MO
$15,000.00
$56,723.22
N
-77.61%
$0.00
114219835
19811942
Chase
11/7/2005
11/30/2005
24
CA
$379,900.00
$79,910.77
N
-5.02%
$0.00
$395,000.00
114222136
19811264
Chase
10/6/2005
55
TX
$125,000.00
$106,962.19
Y
10/11/2005
50
-8.08%
$0.00
114228026
19794858
Chase
11/1/2005
30
MD
$250,000.00
$133,940.68
N
30.20%
$0.00
114229511
19807585
Chase
7/6/2005
12/1/2005
145
TX
$66,000.00
$67,519.65
Y
7/11/2005
140
-8.33%
$0.00
$62,000.00
114230790
19823046
Chase
9/22/2005
69
MN
$379,900.00
$295,769.08
N
2.67%
$0.00
REO Report
Date: 12/15/2005 4:46:38 PM Deal Number: SASCO 2005-NC1 Report As of: 11/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln
Nbr
Loan Number
Servicer Name
Originator
Tfr Dt
Listed Dt
Days in
Inventory
State
CV
UPB
Val Dt
Val Meth
Eviction
Required
Evict Start Dt
Evict Cmp Dt
Days in
Eviction
State Avg
Insurance
In Place
BPO Var. %
EXPENSES
Actual
Projected
List Price
Sales Price
Contract Date
Closing Date
Page 2 of 3 (18 records returned)

114233398
19789932
Chase
10/4/2005
57
GA
$235,000.00
$237,132.06
N
-16.07%
$0.00
114236656
19816339
Chase
9/14/2005
77
MI
$108,000.00
$103,814.61
N
-6.49%
$0.00
REO Report
Date: 12/15/2005 4:46:38 PM Deal Number: SASCO 2005-NC1 Report As of: 11/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln
Nbr
Loan Number
Servicer Name
Originator
Tfr Dt
Listed Dt
Days in
Inventory
State
CV
UPB
Val Dt
Val Meth
Eviction
Required
Evict Start Dt
Evict Cmp Dt
Days in
Eviction
State Avg
Insurance
In Place
BPO Var. %
EXPENSES
Actual
Projected
List Price
Sales Price
Contract Date
Closing Date
Page 3 of 3 (18 records returned)
REO Report
Date: 12/15/2005 4:46:38 PM Deal Number: SASCO 2005-NC1 Report As of: 11/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln
Nbr
Loan Number
Servicer Name
Originator
Tfr Dt
Listed Dt
Days in
Inventory
State
CV
UPB
Val Dt
Val Meth
Eviction
Required
Evict Start Dt
Evict Cmp Dt
Days in
Eviction
State Avg
Insurance
In Place
BPO Var. %
EXPENSES
Actual
Projected
List Price
Sales Price
Contract Date
Closing Date
Page 3 of 3 (18 records returned)